SUMMARY PROSPECTUS
TQMVX TQVIX TQVAX	Investor Class I Class Advisor Class
May 1, 2017
T. Rowe Price QM U.S. Value Equity Fund
A fund seeking long-term growth of capital through a broadly diversified portfolio of U.S. stocks believed to be undervalued.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2017, as amended or supplemented, and Statement of Additional Information, dated May 1, 2017, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.49%		0.49%	0.49%

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	3.14	[b]	3.82 [b,d]	4.30 [b]

Total annual fund operating expenses	3.63		4.31	5.04

Fee waiver/expense reimbursement	(2.94)[c]		(3.77)[d]	(4.05)[e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.69	[c]	0.54 [d]	0.99 [e]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has agreed (through April 30, 2018) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes and brokerage; extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.74%. The agreement may be terminated at any time beyond April 30, 2018, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.74%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.74% (excluding interest; expenses related to borrowings, taxes and brokerage; extraordinary expenses; and acquired fund fees and expenses). The class operated below its expense limitation due to the waiver of fund-level expenses resulting from other class’ expense limitations.

d T. Rowe Price Associates, Inc., has agreed (through April 30, 2018) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years after the payment of the I Class Operating Expenses or if such reimbursement would cause the fund’s I Class Operating Expenses to exceed 0.05%. The agreement may be terminated at any time beyond April 30, 2018, with approval by the fund’s Board of Directors.

e T. Rowe Price Associates, Inc., has agreed (through April 30, 2018) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes and brokerage; extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.99%. The agreement may be terminated at any time beyond April 30, 2018, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price

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Associates, Inc., by the fund whenever the class’ expense ratio is below 0.99%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.99% (excluding interest; expenses related to borrowings, taxes and brokerage; extraordinary expenses; and acquired fund fees and expenses).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$70	$838	$1,627	$3,696
I Class	55	962	1,881	4,235
Advisor Class	101	1,149	2,196	4,810

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period February 26, 2016 (inception date) through December 31, 2016, the fund’s portfolio turnover rate was 21.8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by U.S. companies. The fund expects to invest predominantly in common stocks and may invest in companies of any market capitalization, but will generally focus on large- and mid-cap companies that appear to be undervalued by various measures.

The “QM” in the fund’s name reflects the concept that the fund employs a “quantitative management” strategy relying on quantitative models developed by T. Rowe Price to help identify stocks that could be included in the portfolio. Based on these models, the portfolio is typically constructed in a “bottom up” manner, an approach that focuses more on evaluations of individual stocks than on analyses of overall economic trends and market cycles. Stocks are ranked on metrics that capture their valuation, profitability, stability, management capital allocation actions, and indicators of near term appreciation potential. As part of the stock selection process, the adviser focuses primarily on companies whose securities, in the adviser’s opinion, are undervalued. The fund’s adviser employs various valuation metrics, such as price-

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to-earnings, price-to-cash flows, and price-to-book ratios, and compares these ratios with others in the relevant investing universe. The portfolio is generally constructed by buying higher ranked stocks and selecting stocks to sell from those that have a lower rank, subject to overall risk controls and desired portfolio characteristics.

The adviser monitors the quantitative models and reviews the security selection results for certain qualitative factors (such as regulatory impacts to a company) and portfolio risk characteristics in the process of portfolio construction. Sector allocations are driven primarily by the quantitative models and security selection. In building the quantitative models and adjusting them as needed, the fund draws on T. Rowe Price’s experience in value investing as well as its quantitative and fundamental research capabilities.

While most assets will typically be invested in U.S. equity securities, the fund may invest up to 20% of its net assets in foreign securities, including securities of emerging market issuers.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of U.S. stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Market capitalization risks The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

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Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s value approach to investing carries the risk that the intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser believes are their full market values.

Quantitative model risks The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Foreign investing risks The fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Performance Because the fund commenced operations in 2016, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Farris Shuggi	Chairman of Investment Advisory Committee	2016	2008

Purchase and Sale of Fund Shares

The fund generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100

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minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F201-045 5/1/17